Credit Line and Short-Term Bank Loans	6 Months Ended
Jun. 30, 2022
Disclosure Of Entity Credit Line And Short Term Bank Loans Abstract
CREDIT LINE AND SHORT-TERM BANK LOANS

NOTE 7 – CREDIT LINE AND SHORT-TERM BANK LOANS:

On May 25, 2022, CyberKick entered into a revolving line of credit agreement with United Mizrahi-Tefahot Bank Ltd. (the “Bank”), in an amount of up to $2 million for a period of 12 months, at an interest rate of Secured Overnight Financing Rate (“SOFR”) plus 5.5% per annum, to be paid quarterly for the actual withdrawn balance. The line of credit is limited at a 3X multiple on the most updated monthly revenues of CyberKick, is secured against all of the assets of CyberKick, is guaranteed by Safe-T and includes a refundable deposit by the Company of $500 thousand.

In June 2022, CyberKick borrowed an amount of $400 thousand at an interest rate of 6.68%.